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                                 Exhibit 10.5
                                 ------------

     Reference is made to that certain lease dated September 12, 1988 made by and between LYNN SHADOWS, a California General Partnership, as Landlord, and SEMTECH CORPORATION, a Delaware Corporation, as Tenant, covering property situated in Newbury Park, County of Ventura, State of California described in Exhibit A of above referenced lease. Effective January 1, 1996, all right, title and interest in and to said Lease was assigned by LYNN SHADOWS, a California General Partnership, unto LYNN SHADOWS, L.L.C., a California Limited Liability Company in accordance with an Assignment of Lease, dated as of January 1, 1996. All references to Landlord in this Extension of Lease shall mean LYNN SHADOWS, L.L.C.

     NOW, THEREFORE, it is agreed between the parties hereto that the above referenced lease and additions thereto be extended in accordance with the following terms and conditions:

     1. The lease term is to be extended for a period of five (5) years from September 1, 1998 and to terminate on August 31, 2003.

     2. The minimum monthly rental commencing September 1, 1998 and for the balance of the extended lease term, shall be Eighteen Thousand Seven Hundred and Fifty Six Dollars and no/100ths ($18,756.00).

     3. Tenant shall have the right to cancel this lease at any time during the extension period after August 31, 2001 as long as written notice is provided to Landlord at least twelve (12) months prior to the termination date selected by Tenant.

     4. Paragraph 44 of the Lease dated September 13, 1988 is herewith deleted.

     5. Other than as herein specifically amended, all other terms and conditions of that certain lease dated September 12, 1988 shall remain in full force and effect during the term of this extension herein provided.

     IN WITNESS WHEREOF, the parties hereto set their hands this September 9th day of September 1997.

LANDLORD            LYNN SHADOWS, a California Limited Liability Company

                         By: __________________________________________

                         By: __________________________________________

                         By: __________________________________________

                         By: __________________________________________

TENANT              SEMTECH CORPORATION

                         By: __________________________________________

                         By: __________________________________________

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